UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2023

Social Leverage Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40059	85-4095616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8390 E. Via De Ventura

Suite F110-207

Scottsdale, Arizona 85258

(Address of principal executive offices, including zip code)

(302) 492-7522

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value and one-fourth of one redeemable warrant	SLACU	The Nasdaq Stock Market LLC
Class A common stock, included as part of the units	SLAC	The Nasdaq Stock Market LLC
Redeemable warrants, included as part of the units	SLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on July 31, 2022, Social Leverage Acquisition Corp I (“SLAC”), a Delaware corporation, entered into a Business Combination Agreement (the “Original BCA”), with SLAC Merger Sub, Inc., a direct wholly owned subsidiary of SLAC (“Merger Sub”), and W3BCLOUD Holdings Inc. (“W3BCLOUD”), a Delaware corporation, which agreement was amended on April 21, 2023 (the “BCA Amendment” and together with the Original BCA, the “BCA”) relating to the contemplated business combination among the parties thereto.

Termination of BCA

On September 22, 2023, the parties to the BCA entered into a Termination Agreement (the “Termination Agreement”), pursuant to which, among other things, the parties agreed to mutually terminate the BCA, pursuant to Section 10.01 (a) of the BCA, effective as of September 22, 2023 (the “Termination”).

As a result of the Termination, the BCA will be of no further force and effect, and the Ancillary Agreements (as defined in the BCA) will either be terminated in accordance with their terms or be of no further force and effect. Neither party will be required to pay the other any fees or expenses as a result of the Termination. SLAC and W3BCLOUD have also agreed, on behalf of themselves and their respective related parties, to a release of claims relating to the transactions contemplated under the BCA.

The foregoing description of the Termination and the Termination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the full text of the Termination Agreement, a copy of which is attached hereto as Exhibit 10.1, and the full text of the BCA, a copy of which was previously filed with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to our Current Report on Form 8-K on August 1, 2022, as amended by the BCA Amendment, a copy of which was previously filed with the SEC as Exhibit 2.1 to our Current Report on Form 8-K on April 21, 2023.

Item 7.01 Regulation FD Disclosure

On September 22, 2023, SLAC issued a press release announcing the execution of the Termination Agreement. The press release is attached hereto as Exbibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to a future potential business combination and any other statements relating to future results, strategy and plans of SLAC (including certain statements which may be identified by the use of the words “plans”, “expects”, “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “does not anticipate”, or “believes”, or variations of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will”, “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of SLAC, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close a future potential business combination, the amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and industry trends, legislation or regulatory requirements and developments in the global economy. Additional information on these and other factors that may cause actual results and SLAC’s performance to differ materially is included in SLAC’s periodic reports filed with the SEC, including, but not limited to, SLAC’s Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent Quarterly Reports on Form 10-Q. Copies of SLAC’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and SLAC undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Termination Agreement, dated September 22, 2023, by and among Social Leverage Acquisition Corp I, SLAC Merger Sub, Inc. and W3BCLOUD Holdings Inc.
99.1	Press Release, dated September 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Leverage Acquisition Corp I

Date: September 22, 2023

	By:	/s/ Douglas Horlick
	Name:	Douglas Horlick
	Title:	President and Chief Operating Officer

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